UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2003

Commission File Number  1-9317

HRPT PROPERTIES TRUST

Maryland	04-6558834
(State of Organization)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

617-332-3990

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits

HRPT Properties Trust (the “Company”) hereby furnishes the following exhibit:

99.1                           Press release dated November 11, 2003.

Item 12.  Results of Operations and Financial Condition.

On November 11, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the quarter and nine months ended September 30, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer
Dated: November 12, 2003